CONTINUING GUARANTY


For value received and in consideration of the extension of credit by SANWA BANK CALIFORNIA (the "Bank") to TAG-IT, INC., TALON INTERNATIONAL, INC. and A.G.S. STATIONERY, INC. (the "Debtor") or the benefits to the undersigned derived therefrom, the undersigned (each, a "Guarantor"), guarantees and promises to pay to the Bank any and all Indebtedness (as defined in paragraph 1 below) and agrees as follows:

     1. INDEBTEDNESS. The term "Indebtedness" is used herein in its most comprehensive sense and includes any and all advances, debts, obligations, guaranties and liabilities of the Debtor, or any one or more of them, heretofore, now, or hereafter made, incurred or created, whether voluntary or involuntary and however arising, whether direct or acquired by the Bank by assignment, succession, or otherwise, whether due or not due, absolute or contingent, liquidated or unliquidated, determined or undetermined, secured or unsecured, whether on original, renewed, extended or revised terms, and whether the Debtor may be liable individually or jointly with others, or whether recovery upon any Indebtedness may be or hereafter becomes barred by any statute of limitations or whether any Indebtedness may be or hereafter becomes otherwise unenforceable.

     2. GUARANTY. Subject to any maximum dollar limitation on Guarantor's liability as may be specified in this Guaranty, the Guarantor unconditionally agrees to pay to the Bank or its order, on demand, in lawful money of the United States of America, an amount equal to the amount of the Indebtedness and to otherwise perform any obligation of the Debtor undertaken pursuant to any Indebtedness. In addition to any maximum principal liability hereunder, the Guarantor agrees to (a) bear the expenses enumerated in paragraph 21 hereof and
(b) pay interest on the Indebtedness at the rate(s) applicable thereto. Notwithstanding the foregoing, the Bank may allow the Indebtedness to exceed the Guarantor's liability hereunder. Any payment by the Guarantor shall not reduce the maximum principal obligation of the Guarantor hereunder unless written notice to that effect is actually received by the Bank at or prior to the time of such payment. Any payment received by the Bank from the Debtor or any other person shall not reduce the Guarantor's maximum principal liability hereunder.

     3. RIGHT TO AMEND OR MODIFY INDEBTEDNESS AND/OR COLLATERAL. The Guarantor authorizes the Bank, at its sole discretion, with or without notice and without affecting the Guarantor's liability hereunder, from time to time to: (a) change the time or manner of payment of any Indebtedness by renewal, extension, modification, acceleration or otherwise; (b) alter or change any provision of any Indebtedness including, but not limited to, the rate of interest thereon, and any document, instrument or agreement (other than this Guaranty) evidencing, guaranteeing, securing or related to any Indebtedness; (c) release, discharge, exonerate, substitute or add one or more parties liable on any Indebtedness or one or more endorsers, cosigners or guarantors for any Indebtedness; (d) obtain collateral for the payment of any Indebtedness or any guaranty thereof; (e) release existing or after-acquired collateral on such terms as the Bank, in its sole discretion, shall determine; (f) apply any sums received from the Debtor, any endorser, cosigner, other guarantor or other person liable on any Indebtedness or from the sale or collection of collateral or its proceeds to any indebtedness whatsoever owed or to be owed to the Bank by the Debtor in any order or amount and regardless of whether or not such indebtedness is guaranteed hereby, is secured by collateral or is due and payable; (g) apply any sums received from the Guarantor or from the sale of collateral granted by the Guarantor to any Indebtedness in any order or amount regardless of whether such Indebtedness is secured by collateral or is due and payable.

     4. WAIVERS. The Guarantor hereby unconditionally and irrevocably acknowledges and agrees to the matters set forth below:

     A. DEFICIENCY. In the event that any Indebtedness is now or hereafter secured by a deed of trust, the Guarantor waives any defense and all rights and benefits of those laws purporting to state that no deficiency judgment may be recovered on certain real property purchase money obligations (as presently contained in Section 580b of the California Code of Civil Procedure and as it may be amended or superseded in the future) and those laws purporting to state that no deficiency judgment may be recovered after a trustee's sale under a deed of trust (as presently contained in Section 580d of the California Code of Civil Procedure and as it may be amended or superseded in the future). THE GUARANTOR ACKNOWLEDGES THAT A FORECLOSURE BY A TRUSTEE'S SALE UNDER A DEED OF TRUST MAY RESULT IN THE DESTRUCTION OF THE GUARANTOR'S SUBROGATION RIGHTS THAT MAY OTHERWISE EXIST AND THAT A DESTRUCTION OF THOSE RIGHTS MAY CREATE A DEFENSE TO A DEFICIENCY JUDGMENT AGAINST THE DEBTOR AND/OR THE GUARANTOR.

THE GUARANTOR WAIVES ALL RIGHTS AND DEFENSES THAT GUARANTOR MAY HAVE BECAUSE THE INDEBTEDNESS OR ANY PORTION THEREOF IS SECURED BY REAL PROPERTY. THIS MEANS, AMONG OTHER THINGS,

     (i) BANK MAY COLLECT FROM THE GUARANTOR WITHOUT FIRST FORECLOSING ON ANY REAL OR PERSON PROPERTY PLEDGED BY THE DEBTOR.

     (ii) IF THE BANK FORECLOSES ON ANY REAL PROPERTY COLLATERAL PLEDGED BY THE DEBTOR,

     (x) THE AMOUNT OF THE INDEBTEDNESS MAY BE REDUCED ONLY BY THE PRICE FOR WHICH THAT COLLATERAL IS SOLD AT THE FORECLOSURE SALE, EVEN IF THE COLLATERAL IS WORTH MORE THAN THE SALE PRICE.

     (y) BANK MAY COLLECT FROM THE GUARANTOR EVEN IF THE CREDITOR, BY FORECLOSING ON THE REAL PROPERTY COLLATERAL, HAS DESTROYED ANY RIGHT THE GUARANTOR MAY HAVE TO COLLECT FROM THE DEBTOR.

     THIS IS AN UNCONDITIONAL AND IRREVOCABLE WAIVER OF ANY RIGHTS AND DEFENSES THE GUARANTOR MAY HAVE BECAUSE THE INDEBTEDNESS IS SECURED BY REAL PROPERTY. THESE RIGHTS AND DEFENSES INCLUDE, BUT ARE NOT LIMITED TO, ANY RIGHTS AND DEFENSES BASED ON SECTION 580a, 580b, 580D, OR 726 OF THE CALIFORNIA CODE OF CIVIL PROCEDURE.

     B. ELECTION OF REMEDIES. The Guarantor waives any defense based upon the Guarantor's loss of a right against the Debtor arising from the Bank's election of a remedy on any

Indebtedness under bankruptcy or other debtor relief laws or under any other laws, including, but not limited to, those purporting to reduce the Bank's right against the Guarantor in proportion to the principal obligation of any Indebtedness (as presently contained in Section 2809 of the California Civil Code and as it may be amended or superseded in the future).

     Without limiting the generality of the foregoing, Guarantor waives all rights and defenses arising out of an election of remedies by the Bank, even though that election of remedies, such as a nonjudicial foreclosure with respect to security for a guaranteed obligation, has destroyed the Guarantor's rights of subrogation and reimbursement against the Debtor (principal) by operation of
Section 580d of the Code of Civil Procedure or otherwise.

     C. STATUTE OF LIMITATIONS. To the maximum extent permitted by law, the Guarantor waives the benefit of the statute of limitations affecting the Guarantor's liability hereunder or the enforcement hereof.

     D. ACTION AGAINST THE DEBTOR AND COLLATERAL (AND OTHER REMEDIES). The Guarantor waives all right to require the Bank to: (i) proceed against the Debtor, any endorser, cosigner, other guarantor or other person liable on any Indebtedness; (ii) join the Debtor or any endorser, cosigner, other guarantor or other person liable on any Indebtedness in any action or actions that may be brought and prosecuted by the Bank solely and separately against the Guarantor on any Indebtedness; (iii) proceed against any item or items of collateral securing any Indebtedness or any guaranty thereof; or (iv) pursue or refrain from pursuing any other remedy whatsoever in the Bank's power.

     E. DEBTOR'S DEFENSES. The Guarantor waives any defense arising by reason of any disability or other defense of the Debtor, the Debtor's successor or any endorser, cosigner, other guarantor or other person liable on any Indebtedness including, without limitation, any statute of limitation defense that may be available to Debtor or such other person. Until all Indebtedness has been paid in full, even though it may be in excess of the liability incurred hereby and Bank has no further commitment to lend or extend financial accommodations to Debtor, the Guarantor shall not have any right of subrogation and the Guarantor waives any benefit of and right to participate in any collateral now or hereafter held by the Bank. The Guarantor waives all presentments, demands for performance, notices of nonperformance, protests, notices of protest, notices of dishonor, notices of sale of any collateral securing any Indebtedness or any guaranty thereof, and notice of the existence, creation or incurring of new or additional Indebtedness.

     F. DEBTOR'S FINANCIAL CONDITION. The Guarantor hereby recognizes, acknowledges and agrees that advances may be made from time to time with respect to any Indebtedness without authorization from or notice to the Guarantor even though the financial condition of the Debtor, any endorser, cosigner, other guarantor or other person liable on any Indebtedness may have deteriorated since the date of this Guaranty. The Guarantor waives all right to require the Bank to disclose any information with respect to: any Indebtedness; the financial condition, credit or character of the Debtor, any endorser, cosigner, other guarantor or other person liable on any Indebtedness; any collateral securing any Indebtedness or any guaranty thereof; or any action or inaction on the part of the Bank, the Debtor or any endorser, cosigner, other guarantor or other person liable on any Indebtedness. The Guarantor hereby assumes the responsibility for being informed of the financial condition, credit and character of the Debtor and of all circumstances beadng upon the risk of non-payment of any Indebtedness which diligent inquiry would reveal.

     5. RIGHT OF SET-OFF; GRANT OF SECURITY INTEREST. In addition to all liens upon and rights of set-off against any monies, securities or other property of the Guarantor given to the Bank by law, the Bank shall have a security interest in and a right to set off against all monies, securities and other property of the Guarantor now or hereafter in the possession of or on deposit with the Bank, the Bank's agents or any one or more of them, whether held in general or special account or deposit or for safekeeping or otherwise; and each such security interest and right of set-off may be exercised without demand upon or notice to the Guarantor. No action or inaction by the Bank with respect to any security interest or right of set-off shall be deemed a waiver thereof and every right of set-off and security interest shall continue in full force and effect until specifically released by the Bank in writing. The security interest created hereby shall secure all of the Guarantor's obligations under this Guaranty.

     6. RIGHT OF FORECLOSURE. The Bank may foreclose, either by judicial foreclosure or by exercise of power of sale, any deed of trust securing any Indebtedness even though such foreclosure may destroy or diminish the Guarantor's rights against the Debtor. The Guarantor shall be liable to the Bank for any part of any Indebtedness remaining unpaid after any such foreclosure whether or not such foreclosure was for fair market value.

     7. SUBORDINATION. Any indebtedness of the Debtor or any endorser, cosigner, other guarantor or other person liable on any Indebtedness now or hereafter owed to the Guarantor is hereby subordinated to the Indebtedness. Such indebtedness owed to the Guarantor shall, if the Bank so requests, be collected, enforced and received by the Guarantor as trustee for the Bank and be paid over to the Bank on account of the Indebtedness but without reducing or affecting in any manner the liability of the Guarantor set forth herein. Should the Guarantor fail to collect the proceeds of any such indebtedness owed to it and pay the proceeds to the Bank, the Bank, as the Guarantor's attorney-in-fact, may do such acts and sign such documents in the Guarantor's name as the Bank considers necessary to effect such collection, and Guarantor hereby appoints Bank as Guarantor's attorney-in-fact for such purposes.

     8. INVALID, FRAUDULENT OR PREFERENTIAL PAYMENTS. The Guarantor agrees that, to the extent the Debtor or any endorser, cosigner, other guarantor or other person liable on any Indebtedness makes a payment or payments to, or is credited for any payment or payments made for or on behalf of the Debtor to the Bank, which payment or payments, or any part thereof, is subsequently invalidated, determined to be fraudulent or preferential, set aside or required to be repaid to any trustee, receiver, assignee or any other party whether under any bankruptcy, state or federal law or under any common law or equitable cause or otherwise, then, to the extent thereof, the obligation or part thereof intended to be satisfied thereby shall be' revived, reinstated and continued in full force and effect as if such payment or payments had not originally been made or credited.

     9. JOINT AND SEVERAL OBLIGATIONS; INDEPENDENT OBLIGATIONS. If more than one Guarantor signs this Guaranty, the obligations hereunder are joint and several. The Guarantor's obligations hereunder are independent of the obligations of the Debtor or any endorser, cosigner, other guarantor or other person liable on any Indebtedness and a separate action or actions may be brought and prosecuted against the Guarantor on any Indebtedness.

     10. FINANCIAL INFORMATION. The Guarantor hereby agrees to deliver or cause to be delivered to the Bank.

     11. ACKNOWLEDGMENT OF RECEIPT. Receipt of a true copy of this Guaranty is hereby acknowledged by the Guarantor. The Guarantor understands and agrees that this Guaranty shall not constitute a commitment of any nature whatsoever by the Bank to renew or hereafter extend credit to the Debtor. The Guarantor agrees that this Guaranty shall be effective with or without notice from the Bank of the Bank's acceptance hereof.

     12. CONTINUING GUARANTY. This Guaranty is a continuing guaranty. Revocation of this Guaranty shall be effective only after written notice thereof is personally received by an officer of the Bank at the originating office indicated below or actually received at the originating office by United States certified or registered mail, return receipt requested and postage prepaid. Notice shall be effective at any office of the Bank should the originating office no longer be in existence. Revocation shall be effective at the close of the Bank's business day when such notice is actually received. Any revocation shall be effective only as to the revoking party and shall not affect that part)/s obligation with respect to any indebtedness existing before such revocation is effective.

     13. NON-RELIANCE. In executing this Guaranty, the Guarantor is not relying, and has not relied, upon any statement or representation made by the Bank, or any employee, agent or representative of the Bank, with respect to the status, financial condition or other matters related to the Debtor or the relationship between the Debtor and the Bank.

     14. MULTIPLE GUARANTIES. If the Guarantor has executed or does execute more than one guaranty of any indebtedness of the Debtor to the Bank, the limits of liability thereunder and hereunder shall be cumulative.

     15. SEVERABILITY. Should any one or more provisions of this Guaranty be determined to be illegal or unenforceable, all other provisions shall remain effective.

     16. CORPORATE, LIMITED LIABILITY OR PARTNERSHIP AUTHORITY. If the Debtor is a corporation, limited liability partnership or company or partnership, the Bank need not inquire into the power of the Debtor or the authority of its officers, directors, partners or agents acting or purporting to act in its behalf and any credit granted in reliance upon the purported exercise of such power or authority is guarantied hereunder.

     17. SEPARATE PROPERTY. Any married person who signs this Guaranty expressly agrees that recourse may be had against such person's separate property for all obligations hereunder.

     18. INTERPRETATION. If there is more than one Debtor named herein or more than one Guarantor executing this Guaranty, the words "Debtor" and "Guarantor'? shall respectively mean all and any one or more of them. As used in this Guaranty, neuter terms include the masculine and feminine, and vice versa.

     19. ASSIGNMENT. The Bank may, with or without notice, assign this Guaranty in whole or in part. This Guaranty shall inure to the benefit of the Bank, its successors and assigns, and shall bind the Guarantor and the Guarantor's heirs, executors, administrators, successors and assigns.

     20. RELEASE: FOR GOOD AND VALUABLE CONSIDERATION, Tag-It Pacific, Inc. ("Guarantor") does hereby forever relieve, release, and discharge Sanwa Bank California and its present or former employees, officers, directors, agents, representatives, attorneys, and each of them, (collectively referred to as the "Bank") from any and all claims, debts, liabilities, demands, obligations, promises, acts, agreements, costs and expenses, actions and causes of action, of every type, kind, nature, description or character whatsoever, whether known or unknown, suspected or unsuspected, absolute or contingent (collectively a "Claim" or the "Claims") on account of or in any way concerning, arising out of, or in any manner whatsoever connected with or related to (a) that certain Credit Agreement dated as of October 14, 1999 between Bank and Debtor together with any and all amendments, addenda, riders, exhibits and schedules thereto, (b) that certain Continuing Guaranty dated April 20, 2000 executed by Guarantor with respect to the obligations of Debtor to Bank, (c) any other instruments, agreements or documents executed by Borrowers and/or Guarantor in connection with any of the foregoing and (d) all Claims of any kind whatsoever heretofore sustained or that may arise or have arisen as a consequence of any act, omission, transaction, loan, dealing, agreement, contract, conduct or negotiation of any kind whatsoever by or with Bank or between Bank and Debtor or Guarantor that occurred prior to the date this Release is executed.

               A. In furtherance of this Release, Guarantor each expressly acknowledges and waives any and all rights under Section 1542 of the California Civil Code, which provides as follows:

          "A general release does not extend to claims which the creditor does not know or expect to exist in his favor at the time of executing the release, which if known by him must have materially affected his settlement with the debtor. "

     By entering into this Release, each party recognizes that no facts or representations are ever absolutely certain and it may hereafter discover facts in addition to or different from those which it presently knows or believes to be true, but that it is the intention hereby to fully, finally and forever settle and release all matters, disputes and differences, known or unknown, suspected or unsuspected; accordingly, if any party should subsequently discover that any fact that it relied upon in entering into this Release was untrue, or that any understanding of the facts was incorrect, no party shall not be entitled to set aside this Release by reason thereof, regardless of any claim of mistake of fact or any other circumstances whatsoever. Each party acknowledges that it is not relying upon and has not relied upon any representation or statement made by Bank with respect to the facts underlying this Release or with regard to any of such party's rights or asserted rights.

     This Release may be pleaded as a full and complete defense and/or as a cross- complaint or counterclaim against any action, suit, or other proceeding that may be instituted, prosecuted or attempted in breach of this Release.

     21. WAIVER OF JURY TRIAL. THE GUARANTOR AND THE BANK HEREBY EXPRESSLY WAIVE ANY AND ALL RIGHTS, WHETHER ARISING UNDER THE CALIFORNIA CONSTITUTION, ANY RULES OF THE CALIFORNIA CODE OF CIVIL PROCEDURE, COMMON LAW OR OTHERWISE, TO DEMAND A TRIAL BY JURY IN ANY ACTION, MATTER, CLAIM OR CAUSE OF ACTION WHATSOEVER ARISING OUT OF OR IN ANY WAY RELATED TO THIS GUARANTY OR ANY OTHER AGREEMENT,

DOCUMENT OR TRANSACTION CONTEMPLATED HEREBY WHETHER WITH RESPECT TO CONTRACT CLAIMS, TORT CLAIMS, OR OTHERWISE. GUARANTOR AND THE BANK EACH AGREE THAT ANY SUCH CLAIM OR CAUSE OF ACTION SHALL BE TRIED BY A COURT TRIAL WITHOUT A JURY. WITHOUT LIMITING THE FOREGOING, THE BANK AND GUARANTOR FURTHER AGREE THAT THEIR RESPECTIVE RIGHT TO A TRIAL BY JURY IS WAIVED BY OPERATION OF THIS SECTION AS TO ANY ACTION, COUNTERCLAIM OR OTHER PROCEEDING WHICH SEEKS, IN WHOLE OR IN PART, TO CHALLENGE THE VALIDITY OR ENFORCEABILITY OF THIS GUARANTY OR ANY PROVISION HEREOF. THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS GUARANTY

     22. ATTORNEY'S FEES. Guarantor shall pay to Bank all costs and expenses, including, but not limited to reasonable attorney fees, incurred by Bank in connection with the administration, enforcement, including any bankruptcy appeal or the enforcement of any judgment or any refinancing or restructuring of the Guarantor's obligations under this Guaranty or any document, instrument of agreement executed with respect to, evidencing or securing the indebtedness hereunder.

     23. GOVERNING LAW. This Guaranty shall be governed by and construed according to the internal laws of the State of California without regard to conflict of law principles, and the Guarantor hereby submits to the jurisdiction of the courts of the State of California.

     24. HEADINGS. The headings used herein are solely for the purpose of identification and have no legal significance.

     25. ADDRESS OF THE BANK. The Bank's originating office under this Guaranty is: 9401 Wilshire Blvd., Beverly Hills, CA 90212

     26. MAXIMUM PRINCIPAL LIABILITY. THE MAXIMUM PRINCIPAL LIABILITY UNDER THIS GUARANTY IS the amount of $10,000,000. 00, plus interest at the rate(s) applicable to any Indebtedness as set forth in paragraph 2 hereof and the expenses enumerated in paragraph 21 hereof.

     This Guaranty is made as of October 12, 2000 (which shall be the date of this Guaranty).

     Executed by the undersigned Guarantor(s) as of the date set forth above.


GUARANTOR(S):  TAG-IT PACIFIC, INC.

By:  /S/ RONDA SALLMEN
    --------------------------------
     CHIEF FINANCIAL OFFICER
------------------------------------
           (Name/Title)

Address: 3820 S. Hill Street
         Los Angeles, CA 90037
        ----------------------------